UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2026

GEMAXEL INC.

(Exact name of registrant as specified in its charter)

Delaware	000-284115	22-1848316
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4775 Collins Avenue, Miami Beach, FL	33140
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (917) 270-1187

Worlds Inc.	11 Royal Road, Brookline, MA 02445
(Former Name)	(Former Address)

Securities registered or to be registered pursuant to Section 12(b) of the Act: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.03      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 26, 2026 the Company amended ARTICLE FIRST of its Certificate of Incorporation and changed its name to Gemaxel Inc. from Worlds Inc.

Item 9.01 Financial statements and Exhibits.

(d) Exhibits

3.1 Amendment to Certificate of Incorporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WORLDS INC.

By: /S/Chris Ryan

Chris Ryan, CFO

May 28, 2026